EMPLOYEE BENEFIT	3 Months Ended
Mar. 31, 2020
EMPLOYEE BENEFIT
EMPLOYEE BENEFIT

30. EMPLOYEE BENEFIT

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries, VIEs and VIEs’ subsidiaries of the Group make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made.

The total amounts charged to the Consolidated Statements of Comprehensive Loss for such employee benefits amounted to approximately RMB28.7 million, RMB116.1 million, RMB169.8 million and RMB 32.4 million for the year ended December 31, 2017, 2018 and 2019, and the three months ended March 31, 2020.